November 29, 2024

BNY MELLON FUNDS TRUST

BNY Mellon Income Stock Fund

Supplement to Current Prospectus Offering Class A, C, I and Y Shares

Effective November 29, 2024, the following information replaces the information contained in the section of the fund's Prospectus entitled "Appendix — Sales Charge Reductions and Waivers Available from Certain Financial Intermediaries – Ameriprise Financial":

Shareholders purchasing fund shares through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions and waivers, which can differ from the sales charge reductions and waivers described elsewhere in this prospectus or the SAI or through another financial intermediary. In all instances, it is the shareholder's responsibility to inform Ameriprise Financial at the time of purchase of any relationship, holdings of BNY Mellon Family of Funds or other facts qualifying the purchaser for sales charge reductions or waivers.

Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account can reduce their initial sales charge in the following ways:

•	Transaction size breakpoints, as described in this prospectus and SAI.
•	Rights of accumulation (ROA), as described in this prospectus and SAI.
•	Letter of intent, as described in this prospectus and SAI.

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account may purchase Class A shares at NAV without payment of a sales charge as follows:

•	shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
•	shares of the fund purchased through reinvestment of dividends and capital gains distributions of the fund (but not any other fund in the BNY Mellon Family of Funds)
•	shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges
•	shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members
•	shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant
•	shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (i.e., Right of Reinstatement)

4029S1124

CDSC waivers on Class A and C shares purchased through Ameriprise Financial

The fund's CDSC on Class A and C shares may be waived for shares purchased through an Ameriprise Financial platform or account in the following cases:

•	redemptions due to death or disability of the shareholder
•	shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI
•	redemptions made in connection with a return of excess contributions from an IRA account
•	shares purchased through a Right of Reinstatement (as defined above)
•	redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

4029S1124